Proposal for profit appropriation	12 Months Ended
Dec. 31, 2024
Aegon Ltd. [member]
Statement [LineItems]
Proposal for profit appropriation
25 Proposal for profit appropriation
Aegon aims to pay a sustainable dividend to allow equity investors to participate in the company’s performance. The Board of Directors will, in the absence of unforeseen circumstances, propose a final dividend for 2024 of EUR 0.19 per common share and EUR 0.00475 per common share B at the Annual General Meeting of Shareholders to be held on June 12, 2025. If approved, and in combination with the interim dividend of EUR 0.16 per share paid over the first half of 2024, Aegon’s total dividend over 2024 will amount to EUR 0.35 per common share.
If the proposed dividend is approved by shareholders, Aegon’s shares will be quoted ex-dividend
on the New York Stock Exchange on June 16, 2025, and also on Euronext Amsterdam on June 16, 2025. The record date for the dividend will be June 17, 2025, and the dividend will be payable from July 7, 2025.

	2024	2023

Final dividend on common shares	303	280

To be added to retained earnings	385	-

To be deducted from retained earnings	-	(459)

Net result attributable to owners of Aegon Ltd.	688	(179)